EARNINGS (LOSS) PER SHARE (Tables)	12 Months Ended
Dec. 31, 2012
EARNINGS (LOSS) PER SHARE [Abstract]
Basic and diluted earnings per share
For the year ended December 31, 2012 and 2011, the Company had a net loss, thus any effect of common stock equivalents outstanding would be antidilutive. For the years ended December 31, 2012 and 2011, the Company had 400,000 restricted shares outstanding, which were included in the total common shares issued and outstanding as at December 31, 2012 and 2011, respectively.

All figures in USD	2012	2011	2010
Numerator:
Net Income (Loss)	(73,191,830)	(72,298,337)	(809,130)
Denominator:
Basic - Weighted Average Common Shares Outstanding	52,547,623	47,159,402	46,551,564
Dilutive – Weighted-Average Common Shares Outstanding	52,547,623	47,159,402	46,551,564
Income (Loss) per Common Share:
Basic	(1.39)	(1.53)	(0.02)
Diluted	(1.39)	(1.53)	(0.02)